UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2010

Item 1. Schedule of Investments.

Tortoise Energy Capital Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2010
Master Limited Partnerships and Related Companies - 153.1% (1)	Shares	Fair Value

Crude/Refined Products Pipelines - 70.6% (1)
United States - 70.6% (1)
Blueknight Energy Partners, L.P. (2)	436,674	$4,716,079
Buckeye Partners, L.P.	186,070	10,939,055
Enbridge Energy Partners, L.P.	994,800	50,953,656
Holly Energy Partners, L.P.	312,000	13,288,080
Kinder Morgan Management, LLC (3)	939,938	53,905,423
Magellan Midstream Partners, L.P.	716,900	32,432,556
NuStar Energy L.P.	583,557	33,490,336
Plains All American Pipeline, L.P.	849,100	47,048,631
Sunoco Logistics Partners L.P.	690,100	46,830,186

Natural Gas/Natural Gas Liquids Pipelines - 57.4% (1)
United States - 57.4% (1)
Boardwalk Pipeline Partners, LP	867,261	25,965,794
Duncan Energy Partners L.P.	451,400	11,506,186
El Paso Pipeline Partners, L.P.	875,500	22,666,695
Energy Transfer Equity, L.P.	314,061	10,150,452
Energy Transfer Partners, L.P.	1,015,600	47,001,968
Enterprise Products Partners L.P.	1,473,400	48,268,584
ONEOK Partners, L.P.	242,000	14,677,300
Spectra Energy Partners, LP	303,900	9,110,922
TC PipeLines, LP	869,200	32,073,480
Williams Partners L.P.	164,450	6,387,238
Williams Pipeline Partners L.P.	372,200	10,864,518

Natural Gas Gathering/Processing - 19.8% (1)
United States - 19.8% (1)
Copano Energy, L.L.C.	777,536	18,505,357
DCP Midstream Partners, LP	404,100	12,454,362
MarkWest Energy Partners, L.P.	612,600	18,120,708
Regency Energy Partners LP	296,280	6,292,987
Targa Resources Partners LP	970,238	24,255,950
Western Gas Partners LP	141,430	3,023,774

Propane Distribution - 4.7% (1)
United States - 4.7% (1)
Inergy, L.P.	538,000	19,432,560

Shipping - 0.6% (1)
Republic of the Marshall Islands - 0.6% (1)
Teekay LNG Partners L.P.	98,200	2,679,878

Total Master Limited Partnerships and Related Companies (Cost $411,406,292)		637,042,715

Short-Term Investment - 0.7% (1)
United States Investment Company - 0.7% (1)
Fidelity Institutional Government Portfolio - Class I, 0.03% (4) (Cost $2,738,830)	2,738,830	2,738,830

Total Investments - 153.8% (1) (Cost $414,145,122)		639,781,545
Other Assets and Liabilities - (16.6%) (1)		(68,791,451)
Long-Term Debt Obligations - (21.6%) (1)		(90,000,000)
Mandatory Redeemable Preferred Shares at Redemption Value - (15.6%) (1)		(65,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$415,990,094

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2) Non-income producing.
(3) Security distributions are paid-in-kind.
(4) Rate indicated is the current yield as of February 28, 2010.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2010.  These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2010	(Level 1)	(Level 2)	(Level 3)
Equity Securities:
Master Limited Partnerships and Related Companies(a)	$637,042,715	$637,042,715	$-	$-
Total Equity Securities	637,042,715	637,042,715	-	-
Other:
Short-Term Investment(b)	2,738,830	2,738,830	-	-
Total Other	2,738,830	2,738,830	-	-
Total	$639,781,545	$639,781,545	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2010.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

As of February 28, 2010, the aggregate cost of securities for federal income tax purposes was $349,153,130. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $295,946,638, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,318,223 and the net unrealized appreciation was $290,628,415.

Item 2. Controls and Procedures.

(a)
The registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Energy Capital Corporation

Date: April 26, 2010	By:	/s/ David J. Schulte
David J. Schulte
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Energy Capital Corporation

Date: April 26, 2010	By:	/s/ David J. Schulte
David J. Schulte
President and Chief Executive Officer

Tortoise Energy Capital Corporation

Date: April 26, 2010	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer